Exhibit 99.2

Ameris Bancorp 4 th Quarter 2018 Results Investor Presentation

This presentation contains forward - looking statements, as defined by federal securities laws, including, among other forward - looking statements, certain plans, expectations and goals, and including statements about the benefits of the proposed merger between Ameris Bancorp (“Ameris”) and Fidelity Southern Corporation (“Fidelity”). Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward - looking statements. The forward - looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward - looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. Factors that could cause or contribute to such differences include, without limitation, the following: the parties’ ability to consummate the proposed merger or satisfy the conditions to the completion of the proposed merger, including, without limitation, the receipt of required shareholder and regulatory approvals, on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger; the businesses of Ameris and Fidelity may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger may not be fully realized within the expected timeframes; disruption from the proposed merger may make it more difficult to maintain relationships with customers, employees or others; diversion of management time to merger - related issues; dilution caused by Ameris’s issuance of additional shares of its common stock in connection with the proposed merger; general competitive, economic, political and market conditions and fluctuations, including, without limitation, movements in interest rates; competitive pressures on product pricing and services; and success and timing of other business strategies. For a discussion of some of the other risks and other factors that may cause such forward - looking statements to differ materially from actual results, please refer to Ameris’s and Fidelity’s filings with the Securities and Exchange Commission (the “SEC”), including Ameris’s Annual Report on Form 10 - K for the year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K, and Fidelity’s Annual Report on Form 10 - K for the year ended December 31, 2017 and its subsequently filed Quarterly Reports on Form 10 - Q and Current Reports on Form 8 - K. Forward - looking statements speak only as of the date they are made, and neither Ameris nor Fidelity undertakes any obligation to update or revise forward - looking statements. Cautionary Statements 1

Additional Information and Where to Find It Ameris intends to file a registration statement on Form S - 4 with the SEC to register the shares of Ameris common stock that will be issued to Fidelity’s shareholders in connection with the proposed merger transaction. The registration statement will include a joint proxy statement/prospectus and other relevant materials in connection with the transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by Ameris on its website at http://www.AmerisBank.com and by Fidelity on its website at www.FidelitySouthern.com. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of Ameris and Fidelity are urged to read carefully the entire registration statement and joint proxy statement/prospectus when they become available, including any amendments thereto, because they will contain important information about the proposed merger transaction. Free copies of these documents may be obtained as described above. Participants in the Merger Solicitation Ameris and Fidelity, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from Ameris’s shareholders and Fidelity’s shareholders in respect of the proposed merger transaction. Information regarding the directors and executive officers of Ameris and Fidelity and other persons who may be deemed participants in the solicitation of Ameris’s shareholders and Fidelity’s shareholders will be included in the joint proxy statement/prospectus for Ameris’s meeting of shareholders and Fidelity’s meeting of shareholders, which will be filed by Ameris with the SEC. Information about Ameris’s directors and executive officers and their ownership of Ameris common stock can also be found in Ameris’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on April 2, 2018, and other documents subsequently filed by Ameris with the SEC. Information about Fidelity’s directors and executive officers and their ownership of Fidelity common stock can also be found in Fidelity’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, as filed with the SEC on April 3, 2018, and other documents subsequently filed by Fidelity with the SEC. Additional information regarding the interests of such participants will be included in the joint proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available. Additional Information 2

• Focused management team on producing top quartile results ( 1 . 61 % Adjusted ROA + 20 . 95 % Adjusted ROTCE in 4 Q 2018 ) • Managed zero rate sensitivity in 2018 vs . 2017 despite 46 % growth in total assets and intense pressure on deposit costs • Strong, attractive Southeastern markets and attractive LOBs give us the ability to safely grow at a rapid pace • Multiple earnings catalysts announced and implemented for 2019 earnings goals • Growth prospects for TBV and Capital levels are very attractive . Consensus TBV at Dec 2019 is $ 22 . 52 per share, an increase of 20% • CRE concentrations are moderate and forecasted to decline . Favorable ratios give the company room to grow in 2019 The Ameris Bancorp Story Top of Class Operating Results Leader in M&A in the Southeast • Recently announced acquisition of Fidelity Southern Corporation (LION), which will increase assets by $ 4 . 7 billion • Safe M&A strategy for our investors - Willing to pass on deals that do not fit our proven financial equation, to include meaningful EPS accretion, simple and reliable strategies that deliver promised economics to our top of class operating results • Successfully integrating acquisitions, including 3 deals in 2018 with $ 3 . 3 billion in new assets 3

Clear Path to Future Increase in EPS Confidence in 2019 financial expectations: • Maintain margin through funding expertise, capacity and better mix • Double - digit balance sheet growth in strong economic times; able to dial back if necessary in downturns to protect credit and balance sheet • Reliable and profitable growth in all segments of loan production • $20 million of operating efficiencies announced (to include data processing, branch realignment, etc.) • Growing pipelines in Orlando and Atlanta as 2018 acquisitions should provide additional growth 4

Investment Rationale Organic Growth Opportunities • Top quartile return on assets (> 1 . 60 % in 4 Q 18 ) • Strong ROTCE’s that support organic and M&A growth (over 20 % in 4 Q 18 ) • Efficiency ratio below 55 % with catalysts that are expected to drive us to 50 % over next 12 months Operating Performance Valuation • Material discount on earnings relative to Southeastern peer group suggests material upside and rare buying opportunity : – Current Price of $ 35 . 54 (1) is 8 . 5 x consensus estimates – Price to TBV of 1 . 89 x ; Price to consensus EOY 2019 TBV of 1 . 59 x – Expansion in multiples is likely as 2019 financial results and earnings are realized (1) Most recent closing price on January 22 , 2019 • Organic diversified growth opportunities while protecting credit in an economic downturn • Recently merged teams have settled into the Ameris culture and are gaining momentum • Competition for deposits is brisk ; however, we have out - paced our peer group while preserving our margin and managing deposit betas 5

2018 Financial Results

Earnings Summary – Adjusted Basis 6 Quarter to Date Results Year To Date Results 4Q 18 4Q 17 Change 2018 2017 Change Adjusted Earnings $ 45,897 $ 23,590 95% $ 146,208 $ 92,271 58% Adjusted Earnings Per Share $ 0.96 $ 0.63 52% $ 3.38 $ 2.48 36% Adjusted Return on Assets 1.61% 1.20% 34% 1.50% 1.26% 19% Adjusted Return on TCE 20.95% 13.91% 51% 19.18% 14.66% 31% NIM (net of accretion) 3.75% 3.82% - 2% 3.79% 3.79% - % Adjusted Efficiency Ratio 54.10% 60.88% - 11% 56.19% 60.27% - 7% Adjusted Net Overhead Ratio 1.42% 1.77% - 20% 1.47% 1.63% - 10%

4Q 2018 Operating Highlights • Growth in adjusted net earnings of 94.6% compared with 4Q 2017 • Adjusted efficiency ratio of 54.10% compared with 54.42% in 3Q18 and 60.88% in 4Q17 • Adjusted ROA of 1.61%, compared with 1.53% in 3Q18 and 1.20% in 4Q17 • Adjusted ROTCE of 20.95%, compared with 20.50% in 3Q18 and 13.91% in 4Q17 • Net Interest Margin (excluding accretion) of 3.75%, compared with 3.77% in 3Q18 • Total revenue of $130.0 million, growth of 39.7% compared with 4Q 2017 • Increase in TBV of $1.05 per share to $18.83 per share compared with $17.78 at the end of 3Q 2018 (Includes dividends and OCI impact) 7

2018 YTD Operating Highlights • Growth in adjusted net earnings of 58.5% compared with 2017 • Adjusted efficiency ratio of 56.19% during 2018, compared with 60.27% in 2017 • Year - over - year organic growth in noninterest bearing deposits of $183.5 million, or 10.3% • Adjusted ROA and ROTCE of 1.50% and 19.18%, compared with 1.26% and 14.66%, respectively, in 2017 • Stable net interest margin (excluding accretion) of 3.79% • Total revenue of $461.8 million, growth of 26.7% compared with 2017 • Legacy non - performing assets declined to 0.26% of total assets, compared with 0.36% at December 31, 2017 8

Operating Highlights (1) Asset growth is materially impacted in 2Q18 by the acquisitions of Atlantic Coast Bank and Hamilton State Bank (2) Core operating expenses exclude merger related charges, Executive retirement costs, restructuring charges, compliance resolution costs, financial impact of hurricanes and loss on sale of premises (3) Operating efficiency ratio is Core Operating Expenses divided by Net Interest Income (TE) and Non - Interest Income, excluding gain/loss on securities 9 For the quarter For the year to date period 4Q18 4Q17 2018 2017 Asset Growth (1) 14,521 206,383 3,587,312 964,172 Asset Growth Rate 0.51% 10.79% 45.66% 13.99% Organic Loan Growth (7,711) 138,216 482,613 940,971 Organic Loan Growth Rate - 0.38% 10.13% 8.48% 20.29% Total Revenue 130,024 93,086 461,804 364,582 Total Revenue Growth 39.68% 14.14% 26.67% 12.12% Core Operating Expenses (2) 70,922 58,174 261,826 224,184 Core OPEX Growth 21.91% 20.00% 16.79% 10.59% Operating Efficiency (3) 54.10% 60.88% 56.19% 60.27% Legacy NPAs / Assets 0.26% 0.36% Credit Related Costs 4,835 3,150 20,683 11,857

Total Revenue Spread Revenues • $2.10 billion, or 31.1%, growth in average year - to - date earning assets over 2017 • Stable margin despite strong growth and competitive rate environment. Margin (excluding accretion) of 3.79% in 2018 and 2017 Non - Interest Income • Mortgage revenue – increased $2.8 million, or 5.7%, in 2018 compared with 2017. Production increased 17.9% and offset the reduced gain on sale margins • Service charges – increased $4.1 million, or 9.7%, in 2018, compared with 2017, due to recent acquisitions and competitive service charge routines • SBA revenues – decreased 1.1% over 2017 due to decreased premium on sale. Production increased 19.2% to offset the reduced gain on sale and some loans were placed in portfolio until gain on sale margins improve 10

Net Interest Margin Spread Income and Margin supported by: • Growth in year - to - date average earning assets of $2.10 billion, or 31.1%, compared with 2017 • Margin (excluding accretion) lower by 2bps in the fourth quarter due to higher deposit costs. – Loan yields (excluding accretion) improved by 5bps – Deposit costs increased by 10bps Accretion income a small part of our revenues: • 2.6% of revenue in YTD 2018 • 2.9% of revenue in YTD 2017 • 4.3% of revenue in YTD 2016 Stable margins over the entire rate cycle. Loan Production Details Period Fixed Rate Variable Rate Total 4Q18 234.5 5.40% 370.3 5.96% 604.9 5.74% 3Q18 201.2 5.37% 266.3 5.62% 467.5 5.51% 2Q18 218.7 5.38% 220.6 5.55% 439.3 5.46% $56.0 $59.3 $61.9 $65.9 $69.4 $68.3 $74.3 $96.5 $96.6 3.73% 3.79% 3.77% 3.80% 3.82% 3.84% 3.81% 3.77% 3.75% 3.00% 3.50% 4.00% 4.50% 5.00% $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 4Q 16 1Q 17 2Q 17 3Q 17 4Q17 1Q18 2Q18 3Q18 4Q18 Net Interest Income (TE) before Accretion (in millions) 11

Expenses – 4Q18 • As expected, decline in 4 Q 18 core operating expenses at the Bank due to final realization of cost savings from Hamilton acquisition • Slight increase in 4 Q 18 core operating expenses in the lines of business as we hired additional mortgage bankers in our retail mortgage division • Continue to drive expense control behaviors throughout the Company and look for efficiencies in our administrative functions • Substantially all the increase in adjusted operating expenses during 2018 is related to compensation and occupancy costs from increased branch locations from recent acquisitions : – $ 13 . 3 million operating expenses related to Hamilton acquisition – $ 5 . 6 million increase in intangible amortization due to acquisitions 1 – Adjusted operating expenses exclude merger and conversion costs, executive retirement benefits, restructuring charges related to branch consolidation plan, compliance resolution expenses, financial impact of hurricanes and loss on sale of premises. OPEX Highlights: Steady, Adjusted Operating Expenses (1) 12 $14.4 $16.6 $15.6 $14.2 $18.5 $17.3 $18.0 $40.8 $41.9 $42.5 $43.5 $43.8 $53.6 $52.9 0.0 25.0 50.0 75.0 100.0 2Q 17 3Q 17 4Q 17 1Q 18 2Q 18 3Q 18 4Q18 Core Operating Expenses (in millions) LOBs Bank

Capital and TBV – 4Q18 • Historically, consistent growth in TBV • TBV increased $1.05 in 4Q18 Consistent Growth in TBV • TCE / TA at quarter end of 8.22%, up from 7.77% at end of 3Q18 • Excluding OCI changes, expect 20bps of TCE growth per quarter • 4Q 2018 Adjusted ROTCE of 20.95% • Normalized ROTCE in the range of 17% - 19% for 2019 Steady Capital Levels Support Growth Rate 13 $16.60 $17.24 $17.78 $17.86 $16.90 $17.12 $17.78 $18.83 $22.52 $10.0 $12.5 $15.0 $17.5 $20.0 $22.5 $25.0 1Q 17 2Q 17 3Q 17 4Q 17 1Q 18 2Q18 3Q18 4Q18 Proj 4Q19 Tangible Book Value Projected TBV uses consensus estimates less $0.40 per year of common dividends.

Credit Quality and Loan Diversification

Diversified Loan Portfolio YE2018 Loan Portfolio • Largest category of loans < 23% of total – well diversified Mortgage loans & HELOCs • Participations purchased < 1% of total loans • Average loan size = $81,000 (all loan types) • Only 10.4% of total loans in Construction or A&D • CRE and C&D concentrations are 250% and 78%, respectively at YE18 • Credit Admin Management consists of CCO, SCO and six Regional Credit Officers. Collectively, they have 70 years with Ameris and 256 years of banking experience • Additional credit support teams specifically for RRE construction management, CRE underwriting, agriculture lending and municipal loans. 14 Agriculture 2.4% C&I 16.8% Municipal 7.0% Consumer 5.6% Investor CRE 18.7% Owner Occupied CRE 12.2% AC&D 10.4% Multi - Family 4.5% Residential 22.6%

Portfolio Changes Since 2008 Loan Portfolio - 2008 Loan Portfolio - 2018 • New SFR Mortgage loans primarily retail production from Mortgage Division, which underwrites to Secondary Market standards • Greater diversification in C&I, Municipal and Consumer loans • Concentration of AC&D loans approximately one - half of YE08 level • Ratio of land/lots vs construction improved from 51/49 at YE08 to 22/78 in YE18 15 Agriculture 9.1% C&I 8.3% Municipal 0.7% Consumer 3.1% Investor CRE 17.5% Owner Occupied CRE 15.8% AC&D 20.2% Multi - Family 2.2% SFR Mortgage 23.3% Agriculture 2.4% C&I 16.8% Municipal 7.0% Consumer 5.6% Investor CRE 18.7% Owner Occupied CRE 12.2% AC&D 10.4% Multi - Family 4.5% SFR Mortgage 22.6%

Diversified Loan Portfolio 16 Relationship Groupings Total Committed Exposure (MM's) % of Total Portfolio Top 25 Relationships 819.6 $ 13.7% Top 50 Relationships 1,351.6 $ 22.6% Top 100 Relationships 2,076.6 $ 34.7% Top 250 Relationships 3,242.7 $ 54.1% Top 300 Relationships 3,493.0 $ 58.3% Individual Groupings Total Committed Exposure (MM's) Largest Relationship 49.4 $ 10th Largest 34.0 $ 50th Largest 18.3 $ 100th Largest 11.9 $ 200th Largest 6.5 $ 300th Largest 4.6 $ $49.4 $18.3 $11.9 $8.7 $6.5 $5.4 $4.6 $ - $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 1 50 100 150 200 250 300 Relative Size of our Top 300 Relationships (MM’s)

Non - Performing Asset Trend • Non - Performing Assets have decreased from $87.6 million at YE14 to $63.0 million at YE18 (28% reduction) • Ameris has completed five acquisitions since YE14, resulting in an increase in Total Assets from $4.0B to $11.4B • As a % of Total Assets, NPAs declined from 2.17% at YE14 to 0.55% at YE18 17 2.00% 2.17% 1.09% 0.85% 0.68% 0.55% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% $ - $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 $80.0 $90.0 $100.0 2013 2014 2015 2016 2017 2018 NPL - Legacy NPL - Purchased NPL - 90+ DPD OREO - Legacy OREO - Purchased NPA / Total Assets

Investor CRE Loans • 60% of CRE assets are concentrated in Atlanta, Jacksonville, Orlando, Tampa, Tallahassee, Columbia, Savannah and Charleston MSAs • At YE18, Past Due and Nonaccrual loans totaled 8 bps and 31 bps, respectively. 18 Investor CRE 18.7% AC&D 10.4% Multi - Family 4.5% Loan Type Outstanding Balance (in millions) % Nonaccruing Loans % PD (>30 DPD Accruing) Avg Loan Size (in thousands) Office $ 519.4 0.06% 0.01% $ 1,105.1 Multi - Family $ 382.9 0.09% 0.00% $ 1,772.7 Retail (inc Single - Tenant) $ 349.0 0.20% 0.06% $ 782.5 Warehouse / Industrial $ 289.4 0.06% 0.03% $ 890.3 Hotels / Motels $ 248.5 0.10% 0.00% $ 2,053.8 Strip Center, Non - Anchored $ 204.5 0.00% 0.00% $ 1,649.5 Strip Center, Anchored $ 204.0 0.00% 0.00% $ 3,290.6 RRE Construction - Spec $ 176.6 0.00% 0.02% $ 204.9 RRE Construction - Pre - Sold $ 142.4 0.00% 0.49% $ 204.3 Misc CRE (ALF, Church, etc) $ 135.4 0.00% 0.19% $ 1,611.7 All Other Types $ 206.4 3.42% 0.45% $ 159.1 $ 2,858.5 0.31% 0.08% $ 607.7

• Largest segment is US Premium Finance at $420.9 million • 2018 production = $1.0 billion • Weighted avg down payment = 19.6% • Weighted avg # installments = 9.7 • Remaining agency loans = $13.2 million • Mortgage Warehouse Division funded $4.5 billion of loans in 2018 – 29% increase over 2017 • Total approved guidance lines = $709.0 million • Average days on line = 17 days • No losses in 2017 or 2018 • Corporate Finance Group total commitments = $143.6 million • Provides LOCs to Auto - and Consumer - Finance Companies C & I Loans Lending Division Balance (in millions) % Portfolio % Nonaccruing Average Loan Size (in thousands) US Premium Finance $420.9 29.5% 0.88% $14.8 Mortgage Warehouse / MSR $369.9 25.9% 0.00% $368.0 Ameris Equipment Finance $145.5 10.2% 0.00% $400.0 Corporate Finance Group $117.9 8.3% 0.00% $3,461.3 Other C&I Loans $373.7 26.2% 0.56% $104.0 Totals $1,427.9 0.35% 19 C&I Loans 16.8%

Mortgage Loans • Portfolio Loans consist of: • Legacy - $812.3 million • Mortgage division - $685.4 million • Purchase mortgage pools - $262.6 million • Home Equity LOCs - $172.3 million • Mortgage division production is underwritten to secondary market standards. Originations in second half of 2018 are as follows: • Total net charge - offs in mortgage division in 2018 was $222,000, or 3 basis points. • There have been no charge - offs on any purchased pool. 3Q18 4Q18 Net Production $44.4MM $94.1MM Avg DTI 35.9% 36.1% Avg LTV 81.1% 81.1% Avg FICO 726 725 Overall Past Due 2.71% 2.07% Overall Non - Performing 1.10% 0.41% 20 SFR Mortgage 22.6%

Update on Acquisition of Fidelity Southern Corporation

2018 Acquisitions Update • Fidelity Southern Corporation – Announced pending merger on December 17, 2018 – Expected to close in the 2 nd Quarter of 2019, pending regulatory and shareholder approvals • Atlantic Coast Financial Corporation (“Atlantic”) – Forecasted $14.1 million of cost saves; Identified and realized $15.7 million – Merger and data conversion completed in 2Q18 – Customer base is stable and employees are focused on growing customer relationships in Jacksonville, Tampa and Orlando – Added $873.9 million in total assets, $755.7 million in loans and $585.2 million in total deposits – Issued 2,631,520 shares of Ameris common stock at a value on the closing date of $147.8 million • Hamilton State Bancshares, Inc. (“Hamilton”) – Forecasted $14.5 million of cost saves; Identified and realized $15.3 million – Merger completed in 2Q18; Data conversion completed 4Q18 – Added $1.8 billion in total assets, $1.3 billion in loans and $1.6 billion in total deposits – Issued 6,548,385 shares of Ameris common stock at a value on the closing date of $349.4 million 21

Combined Leadership Strength The acquisition of Fidelity Southern Corporation strengthens our leadership: • Combined bank will be led by Dennis Zember and Palmer Proctor – Dennis J. Zember Jr. – Vice Chairman and CEO, Ameris Bancorp – H. Palmer Proctor Jr. – President, Ameris Bancorp / CEO, Ameris Bank – Lawton E. Bassett, III – President, Ameris Bank – Nicole S. Stokes – CFO, Ameris Bancorp / Ameris Bank – Remaining executive team of ABCB stays the same • Combined board will have 14 members – 9ABCB / 5 LION – James B. Miller Jr. – Executive Chairman – Daniel B. Jeter – Lead Independent Director • Headquarters – Executive Offices in Jacksonville, Florida – Ameris Bank Charter in Atlanta, Georgia 22

Transaction Rationale of Fidelity Merger • Strategic Rationale – Extremely valuable low - cost core deposit base, 25% less expensive than Ameris Bank’s – Reinforces our position as the premier banking franchise in the Southeast with one of the most recognizable brands – Further de - risks our balance sheet with core funding and a loan portfolio that outperformed in past down cycles • Financially Attractive – Mid single digit accretion with fully phased in cost saves – Less than 3% dilution to tangible book value per share earned back within approximately 2.5 years – Pro forma capital ratios remain “well - capitalized” – Revenue synergies identified but not included • Low Risk – Thorough due diligence process – Significant work already underway on integration planning – Management collaboration and continuity helps to lower execution risk – Economics achieved through balance sheet restructure and cost savings, both areas where we have had success 23

Proforma Company with Fidelity 24 Pro Forma Footprint Pro Forma Financial Highlights Pro Forma Deposits by Region Atlanta MSA 36% Florida 27% Other 37% 75 85 85 75 20 16 95 10 75 4 95 Note: Data as of or for the three months ended September 30, 2018. (1) Excludes purchase accounting adjustments. (2) Calculated using ABCB closing stock price of $34.02 as of December 14, 2018. Source: S&P Global Market Intelligence. ABCB Branches (125) LION Branches (70) Assets $16.2 B Loans 12.7 Deposits 13.2 Branches 195 Market Cap $2.5 B

Proforma Loan Portfolio with Fidelity Ameris Bank Fidelity Bank Combined Bank 25 Agriculture 0.1% C&I 5.6% Municipal , 0.0% Consumer 42.7% Investor CRE 10.8% Owner Occupied CRE 10.9% AC&D 8.8% Multi - Family 1.0% SFR Mortgage 20.1% Agriculture 1.7% C&I 13.4% Municipal 4.9% Consumer 16.8% Investor CRE 17.1% Owner Occupied CRE 11.8% AC&D 9.9% Multi - Family 2.6% SFR Mortgage 21.9% Agriculture 2.4% C&I 16.8% Municipal 7.0% Consumer 5.6% Investor CRE 18.7% Owner Occupied CRE 12.2% AC&D 10.4% Multi - Family 4.5% SPF Mortgage 22.6%

Future Benefits of Fidelity Merger • Strongest community bank in our home markets • Concentrated deposits in top Atlanta market • Well diversified loan portfolio with lower CRE concentrations • Substantial mortgage opportunity and #1 provider of RRE construction loans in Atlanta MSA • Restructure of balance sheet expected to generate additional capital • Combined, we will have the most recognizable community banking franchise in the Southeast • Combined balance sheet will be better positioned for the future than either on a standalone basis 26

Ameris Bancorp Press Release & Financial Highlights December 31, 2018